UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)
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GEOVAX LABS, INC.
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*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held August 24, 2010 GEOVAX LABS, INC. GEOVAX LABS, INC. 1900 LAKE PARK DRIVE SUITE 380 SMYRNA, GEORGIA 30080 Meeting Information Meeting Type: Annual Meeting of Stockholders For holders as of: August 24, 2010 Date: July 2, 2010 Time: 1:00 PM EDT Location: Womble Carlyle Sandridge & Rice, PLLC 271 17th Street, NW Suite 2400 Atlanta, Georgia 30363 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. M14539-P81128

-- Before You Vote -- How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. NOTICE AND PROXY STATEMENT 2. ANNUAL REPORT 3. FORM OF PROXY How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: (1) BY INTERNET: www.proxyvote.com (2) BY TELEPHONE: 1-800-579-1639 (3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before August 10, 2010. -- How To Vote -- Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Contact Jennifer Nelms at 678-384-7220 or jnelms@geovax.com for directions to the Annual Meeting. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. M14540-P81128

Voting Items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees: 01) Steven S. Antebi 02) David A. Dodd 03) Donald G. Hildebrand 04) Dean G. Kollintzas 05) Robert T. McNally 06) Harriet L. Robinson 07) John N. Spencer, Jr. The Board of Directors recommends that you vote FOR the following proposal: 2. Ratification of the appointment of Porter Keadle Moore LLP as the independent registered public accounting firm of GeoVax Labs, Inc. for the fiscal year ending December 31, 2010. NOTE: And such other business as may properly come before the meeting or any adjournment thereof. M14541-P81128